BA3/172441.01
                               Filed pursuant to Rule 497(e)
                        Registration Nos. 33-25716; 811-5697


                       DEM Equity Fund
                       DEM Index Fund
                 DEM Multi-Manger Bond Fund
                DEM Multi-Manager Equity Fund

                       Investor Shares
                    Institutional Shares

            Supplement dated January 30, 2001 to
            Prospectuses dated February 29, 2000

On January 30, 2001 the Board of Directors of The Chapman Funds, Inc., on behalf of the DEM Index Fund, considered and adopted a Plan of Liquidation and Termination to accomplish the complete liquidation and termination of the Fund in conformity with all the provisions of Maryland law and The Chapman Funds' charter.

As soon as possible after approval of the Plan of Liquidation and Termination, The Chapman Funds, on behalf of the DEM Index Fund, will mail to each stockholder of record on the effective date of the Plan of Liquidation and Termination a liquidating cash distribution equal to the stockholder's proportionate interest in the net assets of the DEM Index Fund.

After the date of mailing of the liquidating distribution, the termination of the DEM Index Fund will be effected and the outstanding shares of the DEM Index Fund will be cancelled by an amendment to The Chapman Funds' charter.

As of January 30, 2001, Chapman Capital Management, Inc., the investment adviser of the Fund, will no longer be accepting investments into the DEM Index Fund.

The proposed liquidation is subject to the fulfillment of certain conditions, including approval by the stockholders of the DEM Index Fund. Proxy materials describing the proposed liquidation will be mailed to the DEM Index Fund stockholders of record on February 12, 2001, on or about
February 15, 2001, in anticipation of a meeting of the stockholders expected to be held on February 28, 2001. If approved by the DEM Index Fund stockholders at that time, the liquidation will occur as soon after the stockholder meeting as practicable.